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                                                                    EXHIBIT 3.31

RETURN TO:
DINSMORE & SHOHL
ATTN M FETTMAN
175 S THIRD ST 10TH FL
COLUMBUS, OH 43215-0000

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                                [ILLEGIBLE LOGO]
                                THE STATE OF OHIO
                                 - CERTIFICATE -

                    SECRETARY OF STATE - J. KENNETH BLACKWELL

                                     934587

It is hereby certified that the Secretary of State of Ohio has custody of the business records for BLUE CHIP BROADCASTING, LTD. and that said business records show the filing and recording of:

  Document(s)                                         Document No(s):
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  AMEND/ARTICLES-ORGANIZATION/DOM LIMITED LIAB. CO    200000300982

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      United States of America                Witness my hand and the seal
           State of Ohio                      of the Secretary of State at
  Office of the Secretary of State           Columbus, Ohio, This 27th day of
                                                  December, A.D. 1999

             [SEAL]                                     /s/ J. Kenneth Blackwell
                                                        --------------------
                                                        J. Kenneth Blackwell
                                                        Secretary of State

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[SEAL] PRESCRIBED BY J. KENNETH BLACKWELL

       Please obtain fee amount and mailing instructions     Expedite this form
       from the Forms Inventory List (using the 3 digit            [ ] Yes
       form # located at the bottom of this form). To obtain the Forms Inventory List or for assistance, please call Customer Service:

       Central Ohio: (614)-466-3910   Toll Free: 1-877-SOS-FILE (1-877-767-3453)

                           CERTIFICATE OF AMENDMENT TO
                          ARTICLES OF ORGANIZATION OF A
                            LIMITED LIABILITY COMPANY

The undersigned, being a member, manager or authorized representative of
   Blue Chip Broadcasting, Ltd.             934587
----------------------------------- --------------------- , an Ohio limited
(name of limited liability company) (Registration Number)
liability company, organized on 3/6/96, does hereby certify that the undersigned
                                ------
                                (date)
is duly authorized to execute this certificate, and hereby certifies that the Articles of Organization of the above named limited liability company have been amended as follows:

                                    AMENDMENT

      Article(s)  Second and Third
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is/are hereby amended as follows:

      Second: This limited liability company shall have perpetual existence.
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      Third:  The address to which interested persons may direct requests for
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              copies of any operating agreement and any bylaws of this limited
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              liability company is:
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                           1821 Summit Road, Suite 401
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                             Cincinnati, Ohio 45237
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        (if insufficient space for amendment, please attach a separate sheet)

IN WITNESS WHEREOF, the undersigned has executed this certificate on 12/22/1999
                                                                     ----------
                                                                       (date)
                                    Blue Chip Broadcasting, Ltd.
                                    --------------------------------------------
                                             (name of limited liability company)

                                                 By: /s/ L. Ross Love
                                                     ---------------------------
      [Ohio Revised Code Section 1705.08(C)(1)]  Its: Duly Authorized Member,
                                                      Manager or Representative